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                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) March 18, 2003
                                                          --------------

                                     ELKCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                    1-5341                  75-1217920
------------------------------   ----------------------    -------------------
(State or other jurisdiction of  Commission File Number      (I.R.S. Employer
incorporation or organization)                             Identification No.)


          14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS                    75254-8890
--------------------------------------------                    ----------
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code             (972) 851-0500
                                                               --------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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Item 7. Exhibits

4.15 Note Purchase Agreement dated as of March 1, 2003 for the sale of $25,000,000 Aggregate Principal Amount of Senior Notes.

99.1     Press release dated March 18, 2003 of ElkCorp.

Item 9.  Regulation FD Disclosure

Press Release

         On March 18, 2003, the company issued a press release containing "forward-looking statements" that involve risks and uncertainties about its prospects for the future. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "optimistic," "outlook," "believe," "estimate," "potential," "project," "expect," "anticipate," "plan," "predict," "could," "should," "may," "likely," or similar words that convey the uncertainty of future events or outcomes. These statements are based on judgments the company believes are reasonable; however, actual results could differ materially from those discussed here as a result of a number of factors, including the following:

         1. The company's building products business is substantially non-cyclical, but can be affected by weather, the availability of financing, insurance claims paying practices, and general economic conditions. In addition, the asphalt roofing products manufacturing business is highly competitive. Actions of competitors, including changes in pricing, or slowing demand for asphalt roofing products due to general or industry economic conditions or the amount of inclement weather could result in decreased demand for the company's products, lower prices received or reduced utilization of plant facilities. Further, changes in building and insurance codes and other standards from time to time can cause changes in demand, or increases in costs that may not be passed through to customers.

         2. In the building products business, the significant raw materials are ceramic-coated granules, asphalt, glass fibers, resins and mineral filler. Increased costs of raw materials can result in reduced margins, as can higher energy, trucking and rail costs. Historically, the company has been able to pass some of the higher raw material, energy and transportation costs through to the customer. Should the company be unable to recover higher raw material, energy and/or transportation costs from price increases of its products, operating results could be adversely affected and/or lower than projected.

         3. Temporary shortages or disruption in supply of raw materials or transportation do result from time to time from a variety of causes. The Venezuelan oil workers strike has adversely affected asphalt supplies in certain regions of the United States, particularly the Eastern United States, and there can be no assurance that such shortages will not be compounded in the future. If the company experiences


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                  temporary shortages or disruption of supply of raw materials from the Venezuelan situation, war with Iraq, or other reasons, operating results could be adversely affected and/or lower than projected.

         4. The company has been involved in a significant expansion plan over the past several years, including the construction of new facilities and the expansion of existing facilities. Progress in achieving anticipated operating efficiencies and financial results is difficult to predict for new and expanded plant facilities. If such progress is slower than anticipated, or if demand for products produced at new or expanded plants does not meet current expectations, operating results could be adversely affected.

         5. Certain facilities of the company's subsidiaries must utilize hazardous materials in their production process. As a result, the company could incur costs for remediation activities at its facilities or off-site, and other related exposures from time to time in excess of established reserves for such activities.

         6. The company's litigation is subject to inherent and case-specific uncertainty. The outcome of such litigation depends on numerous interrelated factors, many of which cannot be predicted.

         7. Although the company currently anticipates that most of its needs for new capital in the near future will be met with internally generated funds or borrowings under its available credit facilities, significant increases in interest rates could substantially affect its borrowing costs or its cost of alternative sources of capital.

         8. Each of the company's businesses, especially Cybershield's business, is subject to the risks of technological changes and competition that is based on technology improvement or labor savings. These factors could affect the demand for or the relative cost of the company's technology, products and services, or the method and profitability of the method of distribution or delivery of such technology, products and services. In addition, the company's businesses each could suffer significant setbacks in revenues and operating income if it lost one or more of its largest customers, or if its customers' plans and/or markets should change significantly. Cybershield has lost substantial business as a result of most cellular handset production moving to Asia where Cybershield has no significant presence. Low labor costs in Asia make other coating processes competitive with those Cybershield would use. Cybershield's future viability may depend on the successful commercialization of the EXACT(TM) process, or other value added services, which are unproven as yet on a large commercial scale.


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         9.       Although the company insures itself against physical loss to its manufacturing facilities, including business interruption losses, natural or other disasters and accidents, including but not limited to fire, earthquake, damaging winds, and explosions, operating results could be adversely affected if any of its manufacturing facilities became inoperable for an extended period of time due to such events.

         10. Each of the company's businesses is actively involved in the development of new products, processes and services which are expected to contribute to the company's ongoing long-term growth and earnings. Products using VersaShield fire retardant coatings have not yet produced commercial sales. Its market potential may be dependent on the stringency of federal and state regulatory requirements, which are difficult to predict. If such development activities are not successful, regulatory requirements are less stringent than currently predicted, market demand is less than expected, or the company cannot provide the requisite financial and other resources to successfully commercialize such developments, the growth of future sales and earnings may be adversely affected.

Parties are cautioned not to rely on any such forward-looking beliefs or judgments in making investment decisions.

Other Matters

The company may, from time to time, find that it has commented on non-public information, including forward-looking information, to analysts. If that should occur, the company may post disclosures at www.elkcorp.com that it deems appropriate under Regulation F-D. No such disclosure, or similar information filed or furnished by Form 8-K, should be deemed an admission that such information is material to investors.


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                                   SIGNATURES


Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ElkCorp




DATE: March 20, 2003                   /s/ Harold R. Beattie, Jr.
      --------------                   ---------------------------
                                       Harold R. Beattie, Jr.
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Treasurer


                                       /s/ Leonard R. Harral
                                       ---------------------------
                                       Leonard R. Harral
                                       Vice President and Chief
                                       Accounting Officer



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
4.15     Note Purchase Agreement dated as of March 1, 2003 for the sale of
         $25,000,000 Aggregate Principal Amount of Senior Notes.

99.1     Press release dated March 18, 2003 of ElkCorp.